UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2010

TONGJI HEALTHCARE GROUP, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-140645	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 5 Beiji Road Nanning, Guangxi, People’s Republic of China (Address of principal executive offices) (zip code)

011-86-771-2020000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

On September 9, 2010, our board of directors determined to dismiss our previous independent registered public accounting firm, Kabani & Company, Inc. ("Kabani") with immediate effect from September 9, 2010 and on September  9, 2010, our board of directors appointed  Windes & McClaughry Accountancy Corporation ("Windes") as our new independent registered public accounting firm.

The reports of Kabani on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principlesexcept that Kabani had raised substantial doubt about the Company's ability to continue as a going concern . The decision to appoint Windes as our independent accountants was approved by our Board of Directors on September 9, 2010.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Kabani  with a copy of this disclosure before its filing with the SEC. We requested that Kabani provide us with a letter addressed to the SEC stating whether or not it agreed with the above statements. A letter from  Kabani will be filed by amendment to this report.

New Independent Accountants

Our Board of Directors approved the appointment of Windes as our new independent registered public accounting firm effective as of September 9, 2010. During the two most recent fiscal years and through the date of our engagement, we did not consult with Windes regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Windes, Windes did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to appoint Windes as our new independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2010	TONGJI HEALTHCARE GROUP, INC.

By: /s/ Yunhui Yu
Yunhui Yu
President and Chief Executive Officer